EXHIBIT 10.9
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                       INDEMNIFICATION AGREEMENT
                       -------------------------

     THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made as of January 1, 1999, by and between BANYAN STRATEGIC REALTY TRUST, a
Massachusetts Business Trust (the "Company"), and Walter E. Auch, Sr. ("Indemnitee").


                               RECITALS
                               --------

     WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as the Indemnitee, to serve the Company and its related entities;

     WHEREAS, the Company and Indemnitee recognize the increasing difficulty and expense of obtaining director and officer liability insurance, the significant increases in the cost of such insurance and the general reduction in the coverage of such insurance;

     WHEREAS, the Company and Indemnitee further recognize the substantial increase in litigation in general, subjecting officers and trustees to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

     WHEREAS, in view of the consideration set forth above, the Company desires to indemnify the Indemnitee as set forth herein;

     NOW, THEREFORE, the Company and the Indemnitee hereby agree as set forth below.

1.   Indemnification.

          (a) The Company shall indemnify Indemnitee against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claim sustained by Indemnitee by reason of the fact that Indemnitee is or was serving as a trustee, officer, employee or agent of the Company or acting in such capacity in another entity at the Company's direction provided that: (i) Indemnitee determined, in good faith, that the course of conduct which caused the loss or liability was in the best interest of the Company; (ii) the liability or loss was not the result of gross negligence or misconduct by the Indemnitee; and (iii) the indemnifiable amount is recoverable only out of the Company's assets and not from the personal assets of any shareholder of the Company.

          (b) The Company will not indemnify the Indemnitee for any liability imposed by judgment and the costs associated therewith, including attorneys' fees, arising from or out of a violation of state or federal securities laws associated with the offer and sale of the shares of the Company's beneficial interest. In addition, the Company will not indemnify the Indemnitee for losses, liabilities, settlements and related expenses of lawsuits alleging securities law violations unless: (i) a court approves the settlement and finds that indemnification of the settlement and related costs should be made; or (ii) there has been a dismissal with prejudice or a successful adjudication on the merits of each count involving alleged securities law violations, provided that the Indemnitee apprises the court of the position of the Securities and Exchange Commission and the Massachusetts Securities Division with respect to indemnification for securities law violations before seeking court approval for indemnification.

          (c) The Company shall advance funds to the Indemnitee for legal expenses and other costs incurred as a result of a legal action initiated against the Indemnitee if the legal action relates to the performance of duties or services by the Indemnitee on behalf of the Company and the Indemnitee agrees in writing to repay the advanced funds to the Company if it is ultimately determined that the Indemnitee is not entitled to indemnification. The rights accruing to the Indemnitee hereunder shall be in addition to any other right to which the Indemnitee may be lawfully entitled, and nothing contained herein shall restrict the right of the Indemnitee to contribution as may be available under applicable law.

2.   PROCEDURES FOR INDEMNIFICATION AND EXPENSE ADVANCES.

          (a) NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall notify the Company in writing as soon as practicable of any claim or action made against Indemnitee for which indemnification will or could be sought under this Agreement; provided that failure to so notify shall not affect Company's obligations hereunder unless the failure to so notify materially prejudices the Company's rights or defenses in connection with the underlying claim or action. In addition, Indemnitee shall cooperate with the Company and provide it with the information it reasonably requires to assert its rights or defenses to the underlying claim or action.

          (b) TIMING OF PAYMENTS. The Company shall make all payments required under this Agreement as soon as practicable after written demand by the Indemnitee is presented to the Company, but in no event later than forty-five (45) business days after the Indemnitee presents its demand to the Company.

          (c) NO PRESUMPTIONS: BURDEN OF PROOF. For purposes of this Agreement, the termination of any claim or action by judgment, order, settlement (whether with or without court approval) or conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee did not meet any particular standard of conduct or have any particular belief or be treated as a decision of a court that indemnification is not permitted by this Agreement or applicable law. If a claim for indemnification under this Agreement is not timely paid by the Company, Indemnitee may, but need not, bring an action against the Company to recover the unpaid amount of the claim and, subject to SECTION 13 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing the action. The Company may assert, as a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action or proceeding in advance of its final disposition), that Indemnitee has not met the required standard of conduct for the Company to indemnify Indemnitee for the amount claimed. The burden of proof shall be on the Indemnitee to establish, by a preponderance of the evidence, that he or she is entitled to indemnification. If the Company contests Indemnitee's right to indemnification, the decision shall be reserved for a court; and neither the Company's failure to determine that indemnification is proper nor the Company's determination that indemnification is not proper shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

          (d) NOTICE TO INSURERS. If the Company has director and officer liability insurance in effect at the time that it is notified of a claim, the Company shall promptly notify the insurers of the claim in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause the insurers to pay on behalf of the Indemnitee all amounts payable as a result of the proceeding in accordance with the terms of the policies.

          (e) SELECTION OF COUNSEL. The Company may assume the defense of any claim or proceeding for which indemnification is sought by the Indemnitee with counsel approved by Indemnitee, provided that Indemnitee may not unreasonably withhold approval, so long as the Company notifies the Indemnitee of Company's election within a reasonable time of receiving notice of the claim or proceeding. If the Indemnitee approves exercise of the Company's rights hereunder, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that:
(i) Indemnitee shall have the right to employ his or her own counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company,
(B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be paid by the Company.

3.   ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

          (a) SCOPE. Notwithstanding any provision of this Agreement, if, after the date of this agreement, the Company's Declaration of Trust or other governing document is amended to expand the Company's right to indemnify a member of its board or an officer, employee or agent, then the indemnitee shall be entitled to the increased protection. If the Declaration of Trust or other governing document is amended to narrow or limit the Company's right to indemnify a member of its board or an officer, employee or agent, such changes, to the extent not otherwise required by law, statute or rule to be applied to this agreement shall have no effect on this agreement or the parties' rights and obligations hereunder.

          (b) NONEXCLUSIVE. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Declaration of Trust or other governing document, any agreement, any vote of shareholders or disinterested directors, any applicable law or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he or she may have ceased to serve in the capacity at the time of any action or other covered proceeding.

4. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him or her in investigating, defending, appealing or settling any civil or criminal action or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

5. DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. The Company shall, from time to time, make a determination, in good faith, as to whether it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and trustees of the Company with coverage for losses from wrongful acts or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the cost of obtaining coverage against the benefits afforded by the policy.
The Company shall name the Indemnitee as an insured in all such policies of insurance in such a manner as to provide Indemnitee the same rights and benefits accorded to the most favorably insured person. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain insurance for Indemnitee's benefit if: (i) the Company determines in good faith that insurance is not reasonably available; (ii) the premium costs are disproportionate to the amount of coverage provided; (iii) the coverage provided is materially limited by exclusions; or (iv) Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

6. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent that Indemnitee has otherwise received payment (under any insurance policy, provision of the Company's Declaration of Trust or other governing document) of the amounts otherwise payable hereunder.

7. SEVERABILITY. If any provision or provisions of this Agreement are found invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

8. EXCEPTIONS. Except as provided in SECTION 3(a) hereof, the Company shall not be obligated under this Agreement for the following:

          (a) EXCLUDED ACTS. To indemnify Indemnitee for any acts or omissions or transactions from which a person may not be relieved of liability under the Company's Declaration of Trust or other governing document;

          (b) CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law, unless approved by the board;

          (c) LACK OF GOOD FAITH. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous;

          (d) INSURED CLAIMS. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of director and officer liability insurance maintained by the Company; or

          (e) CLAIMS UNDER SECTION 16(b). To indemnify Indemnitee for expenses or liability arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute; provided, however, that notwithstanding any limitation set forth in this SECTION 8(e), Indemnitee shall be entitled to receive an advance of expenses with respect to any claim or proceeding unless and until a court makes a final determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that the Indemnitee has violated the statute.

9. EFFECTIVENESS OF AGREEMENT. This Agreement shall be effective as of the date set forth on the first page and shall apply to prior acts or omissions if Indemnitee was an officer, trustee, employee or agent of the Company, or was serving at the request of the Company as a trustee, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time the act or omission occurred.

10.  CONSTRUCTION OF CERTAIN PHRASES.  For purposes of this Agreement:

          (a) References to the "Company" shall include any entity or constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, trustees, officers, employees or agents, so that if Indemnitee is or was a director, trustee, officer, employee or agent of such constituent corporation, or it or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving entity as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (b) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, trustee, officer, employee or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants, or beneficiaries.

          (c) The term "expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in any proceeding, including any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, whether or not initiated prior to the effective date hereof.

11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

13. ATTORNEYS' FEES. If any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee unless, as a part of the action, a court of competent jurisdiction expressly determines that each of the material assertions made by Indemnitee as a basis for the action was not made in good faith or was frivolous. Any action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of the action (including with respect to Indemnitee's counterclaims and cross-claims made in the action) unless, as a part of the action, a court of competent jurisdiction expressly determines that each of Indemnitee's material defenses to the action was made in bad faith or was frivolous.

14. NOTICE. Any notice required or permitted hereunder shall be made in writing: (i) either by actual or delivery of the notice into the hands of the party entitled; or (ii) by depositing the notice in the United States mail, certified or registered, return receipt requested, all postage prepaid and addressed to the party to whom notice is to be given at the party's respective address set forth below, or such other address as the party may, from time to time, designate by written notice to the other party.

15. CHOICE OF LAW AND CONSENT TO JURISDICTION. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Illinois as applied to contracts between Illinois residents entered into and to be performed entirely within Illinois. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Illinois for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement.

16. SUBROGATION. If the Company makes any payment under this Agreement, the Company shall be subrogated to the extent of the payment to all of the rights of recovery of Indemnitee, who shall execute all documents and take all actions that may be necessary to secure these rights and to enable the Company effectively to bring suit to enforce these rights.

17. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

18. NO CONSTRUCTION AS EMPLOYMENT AGREEMENT. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.



                     [Signature page on next page]

     The parties hereto have executed or caused to be executed this Agreement as of the date first above written.



                            BANYAN STRATEGIC REALTY TRUST



                            By:
                                  ----------------------------
                                  Leonard G. Levine, President

                            Address:   150 South Wacker Drive
                                       Suite 2900
                                       Chicago, Illinois  60606


AGREED TO AND ACCEPTED:

INDEMNITEE:

------------------------------------------------
Walter E. Auch, Sr.

Trustee
------------------------------------------------
(capacity in which employed by the Company)

2700 Crystal Drive
Crystal Lake
Beula, MI  49617
------------------------------------------------
(address)